Exhibit 10.2
     AMENDMENT NO. 1 dated as of June 3, 2009 (this “Amendment”), to the Credit Agreement dated as of August 8, 2008 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among Quicksilver Resources Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Credit Suisse, Cayman Islands Branch, as the Administrative Agent.
          WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower;
          WHEREAS, the Borrower has informed the Administrative Agent that it desires to refinance all or a portion of the Loans outstanding under the Credit Agreement with the proceeds of an offering and sale of new senior notes of the Borrower (the “New Senior Notes”);
          WHEREAS, the Borrower has requested that, in the event the Loans outstanding under the Credit Agreement are refinanced with the proceeds of the New Senior Notes in part but not in full, the Credit Agreement and the other Loan Documents be amended (a) to permit the issuance of the New Senior Notes, and the grant of a security interest in the Collateral to secure the obligations of the Borrower and the Subsidiaries under the New Senior Notes, and (b) to effect such other amendments as are set forth herein; and
          WHEREAS, the Lenders party hereto, which represent at least the Required Lenders, are willing to agree to such amendments on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.
          SECTION 2. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:
     (i) The following new defined terms are inserted in the appropriate alphabetical order:
          “First Amendment” means the Amendment No. 1 dated as of June 3, 2009, to this Agreement.
          “First Amendment Effective Date” has the meaning given to the term “Amendment Effective Date” in the First Amendment.

          “New Senior Notes” means senior notes of the Borrower issued on or after the First Amendment Effective Date, and the Indebtedness represented thereby.
          “New Senior Notes Documents” means the New Senior Notes, the New Senior Notes Indenture and all promissory notes, guarantees and other documents, instruments and agreements executed and delivered pursuant to the New Senior Notes Indenture evidencing, guaranteeing or otherwise pertaining to the New Senior Notes, other than any Security Documents.
          “New Senior Notes Indenture” means that certain Indenture dated as of December 22, 2005, between the Borrower and The Bank of New York Mellon Trust Company, N.A. (as successor in interest), as trustee (or any successor trustee), as supplemented by a Supplemental Indenture to be entered into in connection with the issuance of the New Senior Notes.
     (ii) The following defined terms are hereby amended and restated in their entirety as follows:
          “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%, (c) the Adjusted Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1% (provided that, for the avoidance of doubt, the Adjusted Eurodollar Rate for any day shall be based on the British Bankers’ Association LIBOR rate for deposits in U.S. Dollars as reported by any generally recognized financial information service at approximately 11:00 a.m., London time, on such day) and (d) 4.25%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate, as the case may be. If the Administrative Agent shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of such term, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist.
          “Applicable Margin” means, for any day, (a) with respect to any Eurodollar Loan, 4.50% per annum, and (b) with respect to any ABR Loan, 3.50% per annum, in each case plus an Incremental Applicable Margin, if any, applicable on such day; provided, however, that, after June 30, 2009, the term “Applicable Margin” shall mean (i) with respect to any Eurodollar Loan, 7.00% per annum, and (ii) with respect to any ABR Loan, 6.00% per annum, in each case plus an Incremental Applicable Margin, if any, applicable on such day.

          “Existing Notes” means the Existing Convertible Debentures, the Existing Senior Notes, the Existing Subordinated Notes and the New Senior Notes.
          “Existing Notes Documents” means the Existing Convertible Debentures Documents, the Existing Senior Notes Documents, the Existing Subordinated Notes Documents and the New Senior Notes Documents.
          “Existing Notes Indentures” means the Existing Convertible Debentures Indenture, the Existing Senior Notes Indenture, the Existing Subordinated Notes Indenture and the New Senior Notes Indenture.
     (iii) The defined term “Prepayment Event” is hereby amended by amending and restating clause (d) thereof in its entirety as follows: “(d) the incurrence by the Borrower or any other Credit Party of any Permitted Subordinated Indebtedness or any New Senior Notes; or”.
          (b) Section 1.03 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards No. 159 (and any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein.”
          (c) Section 2.10 of the Credit Agreement is hereby amended by (i) the designation of the existing paragraph thereof as paragraph “(a)” and (ii) the insertion of the a new paragraph at the end thereof as follows:
   “(b) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a fee (the “Duration Fee”) equal to 0.50% of the aggregate principal amount of the Loans of such Lender outstanding on June 30, 2009. The Duration Fees shall be payable on the first Business Day following June 30, 2009, in immediately available funds, and shall not be refundable under any circumstances absent manifest error (e.g., as a result of a clerical mistake).”
          (d) Section 6.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “SECTION 6.03. Total Debt Asset Coverage Ratio. The Borrower will not permit, as of the last day of any Fiscal Quarter, the ratio of (a) the sum of (i) the Proved PV-10 Value as of such day plus (ii) 50% of the BBEP Fair Market Value as of such day to (b) the Total Debt as of such day to be less than the ratio set forth below opposite the period that includes such day:

Period	Ratio
June 30, 2009 to March 31, 2010	1.30 to 1.00
June 30, 2010 and thereafter	1.50 to 1.00”
          (e) Section 6.04 of the Credit Agreement is hereby amended is hereby amended and restated in its entirety as follows:
     “SECTION 6.04. Total Secured Debt Asset Coverage Ratio. The Borrower will not permit, as of the last day of any Fiscal Quarter, the ratio of (a) the sum of (i) the Proved PV-10 Value as of such day plus (ii) 50% of the BBEP Fair Market Value as of such day to (b) the Total Secured Debt as of such day to be less than the ratio set forth below opposite the period that includes such day:

Period	Ratio
September 30, 2008 through March 31, 2009	2.00 to 1.00
June 30, 2009 through March 31, 2010	1.60 to 1.00
June 30, 2010 through September 30, 2010	2.00 to 1.00
December 31, 2010 and thereafter	2.25 to 1.00”
          (f) Section 7.01 of the Credit Agreement is hereby amended (i) to delete the word “and” at the end of clause (p) thereof, (ii) to replace the period at the end of clause (q) thereof with “; and” and (iii) to add immediately after the end of clause (q) thereof the following new clause (r):
“(r) the New Senior Notes, provided that the Net Cash Proceeds thereof are applied in the manner required, and to the extent required, by Section 2.09(b) to prepay the Loans.”
(g) Section 7.13 of the Credit Agreement is hereby amended as follows:
     (i) by amending and restating clause (i) of the first proviso set forth therein in its entirety as follows:
“(i) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower or any other

Credit Party may, in connection with any refinancing of any Existing Notes (other than any New Senior Notes) or any Permitted Subordinated Indebtedness, or of any Refinancing Indebtedness in respect of any thereof, permitted by Section 7.01, prepay all or any portion of the principal of, and accrued interest and premiums, if any, on, any such Existing Notes, any Permitted Subordinated Indebtedness or any such Refinancing Indebtedness prior to the scheduled maturity thereof;”; and
     (ii) by amending and restating in its entirety the last sentence thereof as follows:
“Notwithstanding the foregoing, the provisions of this Section shall in no event or circumstance apply to or restrict any payment (whether in respect of a purchase, repurchase, redemption, defeasance, prepayment or otherwise) that the Borrower is obligated to make in respect of any Existing Senior Notes or any New Senior Notes; provided, however, that, except for any actions permitted under clause (i) or (iii) above, the Borrower will not, nor will the Borrower permit any other Credit Party to, take any action, or omit to take any action, if, as the direct result of such action or omission, any Existing Senior Notes or any New Senior Notes shall become due and payable prior to the scheduled maturity thereof.”.
          (h) Section 7.14 of the Credit Agreement is hereby amended by amending clause (i) of the first proviso set forth therein (i) to insert in subclause (C) thereof the phrase “(other than any New Senior Notes)” immediately after each reference to “the Existing Notes”, (ii) to replace the word “and” at the end of subclause (C) thereof with a comma, (iii) to renumber subclause (D) thereof as subclause (E) and (iv) to add immediately after the end of subclause (C) thereof the following new subclause (D):
“(D) restrictions and conditions imposed by any definitive agreements governing or evidencing any of the New Senior Notes, provided that the restrictions and conditions contained in any such definitive agreements are not materially less favorable to the Lenders, taken as a whole, than the restrictions and conditions imposed by the definitive agreements governing or evidencing the Existing Senior Notes as in effect on the date hereof, and”.
          (i) Section 10.16 of the Credit Agreement is hereby amended by replacing the phrase “Section 7.02 thereof” set forth therein with the phrase “Section 7.01 or 7.02 thereof”.
          SECTION 3. Concerning the New Senior Notes. (a) Each Lender party hereto acknowledges that the Borrower desires that obligations of the Borrower and the Subsidiaries under the New Senior Notes Documents be secured by Liens created under the Security Documents on substantially the same terms as such Liens secure obligations of the Borrower and the Subsidiaries under the Existing Senior Notes Documents. Each

Lender party hereto irrevocably (i) consents to such amendments, supplements or other modifications to the Security Documents as the Administrative Agent determines to be required or desired in order to secure thereunder obligations of the Borrower and the Subsidiaries under the New Senior Notes Documents on substantially the same terms as the obligations of the Borrower and the Subsidiaries under the Existing Senior Notes Documents are secured thereunder, and to provide to the New Senior Notes, and the holders thereof, all the other rights, powers and privileges that are provided for thereunder with respect to the Existing Senior Notes and the holders thereof, (ii) authorizes and directs the Administrative Agent to execute and deliver such agreement or agreements as shall effectuate such amendments, supplements or other modifications, in each case without any further consent, authorization or other action by such Lender, and (iii) agrees that such Lender shall not have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this paragraph. Without limiting the foregoing, each Lender party hereto consents to (A) the amendment of the term “Secured Obligations” to include Indebtedness due with respect to the New Senior Notes and the Guarantees of the Subsidiaries in respect thereof and (B) the amendment of the term “Secured Parties” to include each holder of the New Senior Notes.
          (b) Each Lender party hereto acknowledges that, as a condition precedent under the First Lien Loan Documents to the issuance of the New Senior Notes, the Liens securing the New Senior Notes and the holders thereof are required to be subject to the terms of the Intercreditor Agreement. Each Lender party hereto irrevocably (i) consents to such amendments, supplements or other modifications to the Intercreditor Agreement as the Administrative Agent determines to be required or desired in order to subject the Liens securing the New Senior Notes, and the rights, powers and privileges of the holders of the New Senior Notes, to the provisions of the Intercreditor Agreement on substantially the same terms as such provisions apply to the Liens securing the Existing Senior Notes and the rights, powers and privileges of the holders of the Existing Senior Notes, (ii) authorizes and directs the Administrative Agent to execute and deliver such agreement or agreements as shall effectuate such amendments, supplements or other modifications, in each case without any further consent, authorization or other action by such Lender, and (iii) agrees that such Lender shall not have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this paragraph.
          (c) The Administrative Agent shall have the benefit of the provisions of Article IX of the Credit Agreement with respect to all actions taken by it pursuant to this Section to the full extent thereof.
          (d) The Loans and other Term Obligations are hereby designated as “Senior Indebtedness” for purposes of the New Senior Notes Indenture.
          (e) The Lenders party hereto agree that, in respect of any Prepayment Event arising from the incurrence of any New Senior Notes, the Borrower shall be deemed to be in compliance with Section 2.09(e) so long as the Borrower shall have given the notice contemplated by such Section in connection with such Prepayment Event on or prior to the Prepayment Date with respect thereto.
          SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
          (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action on the part of the Borrower. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (ii) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).
          (b) The representations and warranties of the Borrower and the other Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), except in the case of any such representation or warranty that is made expressly as of an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.
          (c) On and as of the Amendment Effective Date, no Default has occurred and is continuing.
          SECTION 5. Amendment Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on June 3, 2009, an amendment fee (collectively, the “Amendment Fees”) in an amount equal to 0.25% of the aggregate principal amount of the Loans of such Lender outstanding on such date. The Amendment Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date.
          SECTION 6. Conditions to Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment Effective Date”):
          (a) The Administrative Agent (or its counsel) shall have received either signed counterparts of this Amendment or written evidence satisfactory to the Administrative Agent (which may include facsimile or other customary electronic transmission acceptable to the Administrative Agent of a signed signature page of this Amendment) that, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.
          (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization of the transactions contemplated hereby and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.
          (c) The representations and warranties of the Borrower set forth in Section 4 hereof shall be true and correct as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the Chief Executive Officer or a Financial Officer of the Borrower, confirming the accuracy thereof, which shall be in form and substance reasonably satisfactory to the Administrative Agent.
          (d) The Administrative Agent shall have received the Amendment Fees and all fees payable to the Administrative Agent or any Affiliate thereof pursuant to that certain engagement letter entered into in connection with this Amendment that are required to be paid on or before the Amendment Effective Date and all amounts required to be paid to the Administrative Agent or any Affiliate thereof in accordance with any Loan Document on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.
          SECTION 7. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent (or any sub-agent thereof) or the Arrangers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
          (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

QUICKSILVER RESOURCES INC.,

by	/s/ MarLu S. Hiller

Name: MarLu S. Hiller
Title: Vice President — Treasurer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

by	/s/ Vanessa Gomez

Name: Vanessa Gomez
Title: Director

by	/s/ Mikhail Faybusovich

Name: Mikhail Faybusovich
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LOOMIS SAYLES CLO I, LTD.

by	Loomis, Sayles and Company, L.P., its Collateral Manager

by	Loomis, Sayles and Company, Inc., its General Partner

/s/ Kevin P. Charleston

Name: Kevin P. Charleston
Title: Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	AMMC CLO III, LIMITED

by	American Money Management Corp., as Collateral Manager

/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	AMMC CLO IV, LIMITED

by	American Money Management Corp., as Collateral Manager

/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM HIGH YIELD TRUST

by	/s/ Beth Mazor

Name: Beth Mazor
Title: VP

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM VARIABLE TRUST — PVT DIVERSIFIED INCOME FUND

by	/s/ Beth Mazor

Name: Beth Mazor
Title: VP

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

by	/s/ Angela Patel

Name: Angela Patel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM HIGH YIELD ADVANTAGE FUND

by	/s/ Beth Mazor

Name: Beth Mazor
Title: VP

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM ASSET ALLOCATION FUND: BALANCED PORTFOLIO

by	/s/ Suzanne Deshaies

Name: Suzanne Deshaies
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM FLOATING RATE INCOME FUND

by	/s/ Beth Mazor

Name: Beth Mazor
Title: V.P.

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND

by	/s/ Angela Patel

Name: Angela Patel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF PUTNAM GLOBAL FUNDS — PUTNAM WORLDWIDE INCOME FUND

by	/s/ Lauren Silk

Name: Lauren Silk
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM PREMIER INCOME TRUST

by	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM MASTER INTERMEDIATE INCOME TRUST

by	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM VARIABLE TRUST — PUTNAM VT GLOBAL ASSET ALLOCATION FUND

by	Putnam Investment Management, LLC

/s/ Lauren Silk

Name: Lauren Silk
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM DIVERSIFIED INCOME TRUST

by	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM TOTAL RETURN TRUST

by	Putnam Investment Management LLC

by	/s/ Suzanne Deshaies

Name: Suzanne Deshaies
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM RETIREMENT ADVANTAGE GAA BALANCE PORTFOLIO

by	Putnam Investment Management LLC

by	/s/ Suzanne Deshaies

Name: Suzanne Deshaies
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM RETIREMENT ADVANTAGE GAA GROWTH PORTFOLIO

by	Putnam Investment Management, LLC

by	/s/ Suzanne Deshaies

Name: Suzanne Deshaies
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM HIGH YIELD INCOME FUND

by	/s/ Suzanne Deshaies

Name: Suzanne Deshaies
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM VARIABLE TRUST — PVT HIGH YIELD FUND

by	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

by	/s/ Suzanne Deshaies

Name: Suzanne Deshaies
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ANCHORAGE CROSSOVER CREDIT FINANCE, LTD

by	Anchorage Advisors, L.L.C., its Investment Manager

/s/ Daniel Allen

Name: Daniel Allen
Title: Senior Portfolio Manager

Name of Lender:	PCI FUND L.L.C.

by	Anchorage Advisors, L.L.C., its Investment Manager

/s/ Daniel Allen

Name: Daniel Allen
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GRAND CENTRAL ASSET TRUST, LBAM SERIES

by	/s/ Adam Jacobs

Name: Adam Jacobs
Title: Attorney-in-Fact

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIGHTPOINT CLO 2004-1, LTD.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIGHTPOINT CLO III, LTD.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIGHTPOINT CLO IV, LTD.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIGHTPOINT CLO V, LTD.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIGHTPOINT CLO VIII LTD.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ARLIE CLO 2006-I, LTD.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ALTICOR INC.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NEUBERGER BERMAN HIGH INCOME BOND FUND

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NEUBERGER BERMAN INCOME OPPORTUNITY FUND, INC.

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	OHIO POLICE & FIRE PENSION FUND

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PLUMBERS & PIPEFITTER NATIONAL PENSION FUND

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PRINCIPAL INVESTORS FUND, INC — HIGH YIELD FUND

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GMAM INVESTMENT FUNDS TRUST

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

by	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NORTHWOODS CAPITAL IV, LIMITED

by	Angelo, Gordon & Co. L.P., as Collateral Manager

/s/ Bruce Martin

Name: Bruce Martin
Title: Managing Director

Name of Lender:	NORTHWOODS CAPITAL V, LIMITED

by	Angelo, Gordon & Co. L.P., as Collateral Manager

/s/ Bruce Martin

Name: Bruce Martin
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NORTHWOODS CAPITAL VI, LIMITED

by	Angelo, Gordon & Co. L.P., as Collateral Manager

/s/ Bruce Martin

Name: Bruce Martin
Title: Managing Director

Name of Lender:	NORTHWOODS CAPITAL VII, LIMITED

by	Angelo, Gordon & Co. L.P., as Collateral Manager

/s/ Bruce Martin

Name: Bruce Martin
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	AG DIVERSIFIED CREDIT STRATEGIES MASTER, L.P.

by	AG Diversified Credit Strategies GP, LLC, its General Partner

by	Angelo, Gordon & Co. L.P., its Manager

/s/ Bruce Martin

Name: Bruce Martin
Title: Managing Director

Name of Lender:	JRG REINSURANCE COMPANY, LTD.

by	Angelo, Gordon & Co. L.P., as Investment Manager

by	/s/ Bruce Martin

Name: Bruce Martin
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	BLACKSTONE SPECIAL FUNDING (IRELAND) GSO CAPITOL PARTNERS LP, its Manager

by	/s/ George Fan

Name: George Fan
Title: Attorney-in-Fact

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CENTRAL STATES, S.E. & S.W. AREAS PENSION FUND

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	STONE HARBOR HIGH YIELD BOND FUND

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIBRA GLOBAL LIMITED

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LOYALIS SCHADE NV

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	MULTI MANAGER PROGRAMMES PCC LIMITED GLOBAL HIGH YIELD MASTER FUND

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NEW YORK TIMES COMPANY PENSION TRUST

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEES RETIREMENT SYSTEM

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	STONE HARBOR LEVERAGED LOAN PORTFOLIO

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	SAN JOAQUIN COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	STONE HARBOR INVEST FUNDS PLC — STONE HARBOR HIGH YIELD BOND FUND

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	UBS (UK) PENSION AND LIFE ASSURANCE SCHEME

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	REGENTS OF THE UNIVERSITY OF CALIFORNIA

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	VIRGINIA RETIREMENT SYSTEM

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	WELLS FARGO & COMPANY MASTER PENSION TRUST

by	/s/ Beth Semmel

Name: Beth Semmel
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GALE FORCE 1 CLO, LTD.

by	GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GALE FORCE 2 CLO, LTD.

by	GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GALE FORCE 3 CLO, LTD.

by	GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GALE FORCE 4 CLO, LTD.

by	GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CHELSEA PARK CLO LTD.

by	GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	COLUMBUS PARK CDO LTD.

by	GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	JACKSON SQUARE CLO LTD.

by	GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

/s/ Daniel H. Smith

Name: Daniel H. Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LAFAYETTE SQUARE CDO LTD.

by	Blackstone Debt Advisors L.P., as Collateral Manager

/s/ Dean T. Criares

Name: Dean T. Criares
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	UNION SQUARE CDO LTD.

by	Blackstone Debt Advisors L.P., as Collateral Manager

/s/ Dean T. Criares

Name: Dean T. Criares
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HIGH YIELD BOND COMMON TRUST FUND (CMN1)

by	/s/ Kali Ramachandran

Name: Kali Ramachandran
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PUTNAM INVESTMENT MANAGEMENT LLC, on behalf of its series, ASSET ALLOCATION CONSERVATIVE

by	PUTNAM INVESTMENT MANAGEMENT, LLC

/s/ Suzanne Deshaies

Name: Suzanne Deshaies
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	SILVER LAKE CREDIT FUND, L.P.

by	SILVER LAKE FINANCIAL ASSOCIATES, L.P., its General Partner

/s/ Roger Wittlin

Name: Roger Wittlin
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	OREGON PUBLIC EMPLOYEES RETIREMENT FUND

by	/s/ Sue Wawreycki

Name: Sue Wawreycki
Title: Authorized Signatory

Name of Lender:	KKR FI PARTNERS I, LP

by	/s/ Sue Wawreycki

Name: Sue Wawreycki
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NUVEEN FLOATING RATE INCOME FUND

by	Symphony Asset Management, LLC

/s/ James Kim

Name: James Kim
Title: Associate Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NUVEEN SENIOR INCOME FUND

by	Symphony Asset Management, LLC

/s/ James Kim

Name: James Kim
Title: Associate Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

by	Ares Enhanced Credit Opportunities Fund Management, L.P,

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

by	Ares Enhanced Loan Management IR, L.P., as Portfolio Manager

by	Ares Enhanced Loan IR GP, LLC, as its General Partner

by	Ares Management LLC, as its Manager

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES INSTITUTIONAL LOAN FUND B.V.

by	Ares Management Limited, its Investment Advisor

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ARES XII CLO LTD.

by	Ares CLO Management XII, L.P.

by	Ares CLO GP XII, LLC, its General Partner

by	Ares Management LLC, its Manger

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

by	Ares Enhanced Loan Management II, L.P., Investment Manager

by	Ares Enhanced Loan GP II, LLC, its General Partner

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	FUTURE FUND BOARD OF GUARDIANS

by	Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager

by	Ares Enhanced Loan Investment Strategy Advisor IV, LLC., its General Partner

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

by	Ares Management LLC, its Managing Member

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES XI CLO LTD.

by	Ares CLO Management XI, L.P.

by	Ares CLO GP XI, LLC, its General Partner

by	Ares Management LLC, its Manager

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES X CLO LTD.

by	Ares CLO Management X, L.P., Investment Manager

by	Ares CLO GP X, LLC, its General Partner

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ARES IIR CLO LTD.

by	Ares CLO Management IIR, L.P., Investment Manager

by	Ares CLO GP IIR, LLC, its General Partner

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES VR CLO LTD.

by	Ares CLO Management VR, L.P., Investment Manager

by	Ares CLO GP VR, LLC, its General Partner

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES VIII CLO LTD.

by	Ares CLO Management VIII, L.P., Investment Manager

by	Ares CLO GP VIII, LLC, its General Partner

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GLOBAL LOAN OPPORTUNITY FUND B.V.

by	Ares Management Limited, its Portfolio Manager

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES IIIR/IVR CLO LTD.

by	Ares CLO Management IIIR/IVR, L.P.

by	Ares CLO GP IIIR/IVR, LLC, its General Partner

by	Ares Management LLC, its Manager

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	ARES VIR CLO LTD.

by	Ares CLO Management VIR, L.P., Investment Manager

by	Ares CLO GP VIR, LLC, its General Manager

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ARES IX CLO LTD.

by	Ares CLO Management IX, L.P., Investment Manager

by	Ares CLO GP IX, LLC, its General Partner

by	Ares Management LLC, its Managing Member

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Name of Lender:	SEI INSTITUTIONAL INVESTMENT TRUST — HIGH YIELD BOND FUND

by	Ares Management LLC, as Sub-Adviser

/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	COLUMBUSNOVA CLO LTD. 2006-II

by	/s/ John Bengough

Name: John Bengough
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	COLUMBUSNOVA CLO LTD. 2007-I

by	/s/ John Bengough

Name: John Bengough
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	COLUMBUSNOVA CLO IV LTD. 2007-II

by	/s/ John Bengough

Name: John Bengough
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	EAGLE CREEK CLO LTD.

by	/s/ Bryan Higgins

Name: Bryan Higgins
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FALL CREEK CLO, LTD.

by	/s/ Bryan Higgins

Name: Bryan Higgins
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CLYDESDALE CLO 2003 LTD.

by	Nomura Corporate Research and Asset Management Inc., as Collateral Manager

/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CLYDESDALE CLO 2004, LTD.

by	Nomura Corporate Research and Asset Management Inc., as Investment Manager

/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CLYDESDALE STRATEGIC CLO I, LTD.

by	Nomura Corporate Research and Asset Management Inc., as Investment Manager

/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CLYDESDALE 2005, LTD.

by	Nomura Corporate Research and Asset Management Inc., as Investment Manager

/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CLYDESDALE CLO 2006, LTD.

by	Nomura Corporate Research and Asset Management Inc., as Investment Manager

by	/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CLYDESDALE CLO 2007, LTD.

by	Nomura Corporate Research and Asset Management Inc., as Investment Manager

/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NCRAM LOAN TRUST

by	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NCRAM SENIOR LOAN TRUST - 2005

by	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

/s/ Robert Hoffman

Name: Robert Hoffman
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PIMCO HIGH YIELD FUND

by	Pacific Investment Management Company LLC, as its Investment Advisor for the PIMCO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

by	/s/ Arthur Y.D. Ong

Name: Arthur Y.D. Ong
Title: Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ING PIMCO HIGH YIELD PORTFOLIO

by	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong

Name: Arthur Y.D. Ong
Title: Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	RED RIVER HYPI, L.P.

by	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

/s/ Arthur Y.D. Ong

Name: Arthur Y.D. Ong
Title: Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	VICTORIA FALLS CLO, LTD.

by	/s/ Kim Atkinson

Name: Kim Atkinson
Title: Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	SUMMIT LAKE CLO, LTD.

by	/s/ Kim Atkinson

Name: Kim Atkinson
Title: Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CLEAR LAKE CLO, LTD.

by	/s/ Kim Atkinson

Name: Kim Atkinson
Title: Sr.Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ST. JAMES RIVER CLO, LTD.

by	/s/ Kim Atkinson

Name: Kim Atkinson
Title: Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	SSGA HIGH YIELD BOND FUND

by	/s/ Kali Ramachandran

Name: Kali Ramachandran
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	RBC DEXIA INVESTOR SERVICES TRUST AS TRUSTEE FOR GM CANADA FOREIGN TRUST

by	/s/ Sherri Smulewicz

Name: Sherri Smulewicz
Title: Client Service Manager

/s/ John P. Nolan

Name: John P. Nolan
Title: Senior Manager, Client Service RBC Dexia Investor Services Trust
In connection with the amendment of Quicksilver the bank loan the Trustee is hereby instructed to enter into and execute the Amendment Agreement any other documents or instruments as may be ancillary to the Transaction and the Trustee is hereby authorized to carry out its obligations there under.

LEHMAN BROTHERS ASSET MANAGEMENT LLC

by	/s/ Jonathan S. Cook

Name: Jonathan S. Cook
Title: Lehman Brothers Asset Management LLC

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CREDIT SUISSE SYNDICATED LOAN FUND.

by	Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

/s/ Thomas Flannery

Name: Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CSAM FUNDING I

by	/s/ Thomas Flannery

Name: Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ORIX FINANCE CORP.

by	/s/ Christopher L. Smith

Name: Christopher L. Smith
Title: Authorized Representative

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	IRON HILL CLO LIMITED

by	/s/ Adrian Duffy

Name: Adrian Duffy
Title: Senior Managing Director Guggenheim Partners Europe Limited

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HARBOURVIEW CLO 2006-1

by	/s/ Brad Hebert

Name: Brad Hebert
Title: AVP

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	VISTA LEVERAGED INCOME FUND

by	MJX LLC, its Investment Advisor

/s/ John P. Calaba

Name: John P. Calaba
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	WHITE HORSE III, LTD.

by	White Horse Capital Partners, LP, as Collateral Manager

by	White Rock Asset Advisor, LLC, its General Partner

/s/ Ethan M. Underwood, CFA

Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	WHITE HORSE IV, LTD.

by	White Horse Capital Partners, LP, as Collateral Manager

by	White Rock Asset Advisor, LLC, its General Partner

/s/ Ethan M. Underwood, CFA

Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LANDMARK III CDO LIMITED

by	Alladin Capital Management LLC, as Manager

/s/ William W. Lowry, CFA

Name: William W. Lowry, CFA
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LANDMARK IV CDO LIMITED

by	Alladin Capital Management LLC, as Manager

/s/ William W. Lowry, CFA

Name: William W. Lowry, CFA
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LANDMARK V CDO LIMITED

by	Alladin Capital Management LLC, as Manager

/s/ William W. Lowry, CFA

Name: William W. Lowry, CFA
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GREYMARK CDO LTD.

by	Alladin Capital Management LLC, as Manager

/s/ William W. Lowry, CFA

Name: William W. Lowry, CFA
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LANDMARK VII CDO LIMITED

by	Alladin Capital Management LLC, as Manager

/s/ William W. Lowry, CFA

Name: William W. Lowry, CFA
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LANDMARK VIII CDO LIMITED

by	Alladin Capital Management LLC, as Manager

/s/ William W. Lowry, CFA

Name: William W. Lowry, CFA
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LANDMARK IX CDO LTD

by	Alladin Capital Management LLC, as Manager

/s/ William W. Lowry, CFA

Name: William W. Lowry, CFA
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CREDIT SUISSE LOAN FUNDING LLC

by	/s/ Kenneth Hoffman

Name: Kenneth Hoffman
Title: Managing Director

/s/ Robert Healey

Name: Robert Healey
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	EMPLOYERS INSURANCE COMPANY OF WAUSAU

by	/s/ Sheila Finnerty

Name: Sheila Finnerty
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIBERTY MUTUAL FIRE INSURANCE COMPANY

by	/s/ Sheila Finnerty

Name: Sheila Finnerty
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LIBERTY MUTUAL INSURANCE COMPANY

by	/s/ Sheila Finnerty

Name: Sheila Finnerty
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LOAN FUNDING XIII for itself or as agent for

by	CORPORATE FUNDING XIII, as a Lender

/s/ Brian C. Carlson

Name: Brian C. Carlson
Title: Principal Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	COMSTOCK FUNDING LTD.

by	Silvermine Capital Management LLC, as Collateral Manager

/s/ Brian C. Carlson

Name: Brian C. Carlson
Title: Principal Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CANNINGTON FUNDING LTD.

by	Silvermine Capital Management LLC, as Investment Manager

/s/ Brian C. Carlson

Name: Brian C. Carlson
Title: Principal Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GREENS CREEK FUNDING LTD.

by	Silvermine Capital Management LLC, as Investment Manager

/s/ Brian C. Carlson

Name: Brian C. Carlson
Title: Principal Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ECP CLO 2008-1, LTD.

by	Silvermine Capital Management LLC, as Portfolio Manager

/s/ Brian C. Carlson

Name: Brian C. Carlson
Title: Principal Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC

by	/s/ Chloé M. Page

Name: Chloé M. Page
Title: Authorized Signatory

Name of Lender:	JOHN HANCOCK FUND II FLOATING RATE INCOME FUND

by	/s/ Chloé M. Page

Name: Chloé M. Page
Title: Authorized Signatory

Name of Lender:	JOHN HANCOCK TRUST FLOATING RATE INCOME TRUST

by	/s/ Chloé M. Page

Name: Chloé M. Page
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	TCW ABSOLUTE RETURN CREDIT FUND, L.P.

by	TCW Asset Management Company, its Investment Manager

/s/ Melissa V. Weiler

Name: Melissa V. Weiler
Title: Managing Director

/s/ Steven M. Koehler

Name: Steven M. Koehler
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CELERITY CLO LIMITED

by	TCW Asset Management Company, as Agent

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ILLINOIS STATE BOARD OF INVESTMENT

by	TCW Asset Management Company, as its Investment Advisor

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	MAC CAPITAL, LTD.

by	TCW Asset Management Company, as its Portfolio Manager

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	MOMENTUM CAPITAL FUND, LTD.

by	TCW Asset Management Company, as its Portfolio Manager

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	RGA REINSURANCE COMPANY

by	TCW Asset Management Company, as its Investment Advisor

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	TCW CREDIT OPPORTUNITIES FUND, L.P.

by	TCW Asset Management Company, as Manager

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P.

by	TCW Asset Management Company, as its Investment

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

Name of Lender:	TCW SENIOR SECURED LOAN FUND, L.P.

by	TCW Asset Management Company, as its Investment Advisor

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	VELOCITY CLO LIMITED

by	TCW Asset Management Company, as Collateral Manager

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	VITESSEE CLO LIMITED

by	TCW Asset Management Company, as Portfolio Manager

/s/ Stephen Suo

Name: Stephen Suo
Title: Senior Vice President

/s/ G. Wayne Hosang

Name: G. Wayne Hosang
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	TRANSAMERICA PARTNERS HIGH YIELD BOND PORTFOLIO

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	EATON VANCE EMERALD U.S. HIGH YIELD BOND FUND

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	INTERNATIONAL UNION OF OPERATING ENGINEERS OF EASTERN PENNSYLVANIA AND DELAWARE

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	EATON VANCE COLLECTIVE INVESTMENT TRUST FOR EBP PLANS — HIGH YIELD FUND

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HIGH INCOME OPPORTUNITIES PORTFOLIO

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	BOSTON INCOME PORTFOLIO

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PLYMOUTH COUNTY RETIREMENT ASSOCIATION

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

by	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	T. ROWE PRICE INSTITUTIONAL HIGH YIELD FUND

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

Name of Lender:	T. ROWE PRICE INSTITUTIONAL FLOATING RATE FUND

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

Name of Lender:	T. ROWE PRICE HIGH YIELD FUND, INC.

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LUCENT TECHNOLOGIES INC. MASTER PENSION TRUST

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

Name of Lender:	JOHN HANCOCK TRUST — SPECTRUM INCOME TRUST

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

Name of Lender:	JOHN HANCOCK TRUST II — SPECTRUM INCOME FUND

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	IAM NATIONAL PENSION FUND

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

Name of Lender:	BOARD OF PENSIONS OF THE EVANGELICAL LUTHERAN CHURCH IN AMERICA

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

Name of Lender:	ACE TEMPEST LIFE REINSURANCE LIMITED

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ACE TEMPEST REINSURANCE LIMITED

by	T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable

/s/ Jonathan D. Siegel

Name: Jonathan D. Siegel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	SILVER CREST CBNA LOAN FUNDING LLC

by	/s/ Adam Jacobs

Name: Adam Jacobs
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GRAND CENTRAL ASSET TRUST, WAM SERIES

by	/s/ Andrew Valko

Name: Andrew Valko
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	AIMCO CLO, SERIES 2005-A

by	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Thomas Napholz

Name: Thomas Napholz
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	AIMCO CLO, SERIES 2006-A

by	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Thomas Napholz

Name: Thomas Napholz
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ALLSTATE LIFE INSURANCE COMPANY

by	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Thomas J. Napholz

Name: Thomas J. Napholz
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ALLSTATE INSURANCE COMPANY

by	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Thomas J. Napholz

Name: Thomas J. Napholz
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	MERITAGE FUND LTD

by	/s/ Nat Simons

Name: Nat Simons
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CALLIDUS DEBT PARTNERS CLO FUND II, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CALLIDUS DEBT PARTNERS CLO FUND III, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CALLIDUS DEBT PARTNERS CLO FUND V, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender: MAPS	CLO FUND I, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	MAPS CLO FUND II, LTD.

by	Its Collateral Manager, Callidus Capital Management, LLC

/s/ Ira Ginsburg

Name: Ira Ginsburg
Title: Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GULF STREAM-COMPASS CLO 2002-1 LTD

by	Gulf Stream Asset Management LLC, as Collateral Manager

/s/ Mark Abraham

Name: Mark Abraham
Title: Head of Trading

Name of Lender:	GULF STREAM-COMPASS CLO 2003-1 LTD

by	Gulf Stream Asset Management LLC, as Collateral Manager

/s/ Mark Abraham

Name: Mark Abraham
Title: Head of Trading

Name of Lender:	GULF STREAM-COMPASS CLO 2005-II LTD

by	Gulf Stream Asset Management LLC, as Collateral Manager

/s/ Mark Abraham

Name: Mark Abraham
Title: Head of Trading

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GULF STREAM-COMPASS CLO 2007, LTD.

by	Gulf Stream Asset Management LLC, as Collateral Manager

/s/ Mark Abraham

Name: Mark Abraham
Title: Head of Trading

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ABERDEEN HIGH YIELD FIXED INCOME PORTFOLIO, a series of Aberdeen Fixed Income Funds Pooled Trust

by	/s/ Neal Rayner

Name: Neal Rayner
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	ABERDEEN HIGH YIELD FIXED INCOME FUND, a series of Aberdeen Fixed Income Funds LLC

by	/s/ Neal Rayner

Name: Neal Rayner
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FLAGSHIP CLO III

by	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), as Collateral Manager

/s/ Colleen Cunniffe Name: Colleen Cunniffe
Title: Manager Director

by	/s/ James Sivigny Name: James Sivigny
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	LORD ABBETT INVESTMENT TRUST – LORD ABBETT FLOATING RATE FUND

by	/s/ Elizabeth Mack
Name: Elizabeth Mack
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	WELLS FARGO ENERGY CAPITAL, INC.

by	/s/ Bryan McDavid
Name: Bryan McDavid
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GOLDEN KNIGHT II CLO, LTD.

by	Lord Abbett & Co. LLC As Collateral Manager

/s/ Elizabeth Mack
Name: Elizabeth Mack
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	BARCLAYS BANK PLC

by	/s/ Alex Stromberg
Name: Alex Stromberg
Title:

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FRASER SULLIVAN CLO I LTD.

by	Fraser Sullivan Investment Management, LLC, as Collateral Manager

/s/ John W. Fraser
Name: John W. Fraser
Title: Managing Partner

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FRASER SULLIVAN CLO II LTD.

by	Fraser Sullivan Investment Management, LLC, as Collateral Manager

/s/ John W. Fraser
Name: John W. Fraser
Title: Managing Partner

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FRASER SULLIVAN CREDIT STRATEGIES FUNDING LTD.

by	Fraser Sullivan Investment Management, LLC, as Ramp-Up Investment Manager

/s/ John W. Fraser
Name: John W. Fraser
Title: Managing Partner

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	BALLYROCK CLO II LIMITED

by	Ballyrock Investment Advisors LLC, as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	BALLYROCK CLO III LIMITED

by	Ballyrock Investment Advisors LLC, as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	BALLYROCK CLO 2006-1 LIMITED

by	Ballyrock Investment Advisors LLC, as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	BALLYROCK CLO 2006-2 LIMITED

by	Ballyrock Investment Advisors LLC, as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	PYRAMIS FLOATING RATE HIGH INCOME COMMINGLED POOL

by	Pyramis Global Advisors Trust Company as Trustee

/s/ Lynn M. Farrand
Name: Lynn M. Farrand
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

by	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FIDELITY AMERICAN HIGH YIELD FUND, for Fidelity Investments Canada, Limited, as Trustee of

by	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

by	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FIDELITY CANADIAN BALANCED FUND, for Fidelity Investments Canada, Limited, as Trustee of

by	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	RIVERSOURCE BOND SERIES, INC. – RIVERSOURCE FLOATING RATE FUND

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Name of Lender:	RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC. – RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CENTURION CDO VI, LIMITED

by	Riversource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:	CENTURION CDO VII, LIMITED

by	Riversource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CENTURION CDO 8, LIMITED

by	Riversource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:	CENTURION CDO 9, LIMITED

by	Riversource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CENT CDO 10 LIMITED

by	RiverSource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:	CENT CDO XI, LIMITED

by	RiverSource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CENT CDO 12 LIMITED

by	Riversource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:	CENT CDO 14 LIMITED

by	Riversource Investments, LLC, as Collateral Manager

/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CENT CDO 15 LIMITED

by	RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NATIONWIDE LIFE INSURANCE COMPANY

by	/s/ Ronald R. Serpico Name: Ronald R. Serpico
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	NAVIGATOR CDO 2004, LTD., as a Lender

by	GE Asset Management Inc., as Collateral Manager

/s/ Kathleen Brooks Name: Kathleen Brooks
Title: Authorized Signatory

Name of Lender:	NAVIGATOR CDO 2005, LTD., as a Lender

by	GE Asset Management Inc., as Collateral Manager

/s/ Kathleen Brooks Name: Kathleen Brooks
Title: Authorized Signatory

Name of Lender:	NAVIGATOR CDO 2006, LTD., as a Lender

by	GE Asset Management Inc., as Collateral Manager

/s/ Kathleen Brooks Name: Kathleen Brooks
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GENERAL ELECTRIC PENSION TRUST, as a Lender

by	GE Asset Management Inc., as Collateral Manager

/s/ Kathleen Brooks Name: Kathleen Brooks
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	SUNAMERICA SENIOR FLOATING RATE FUND, INC.

by	AIG Global Investment Corp. Investment Sub-Advisor

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Name of Lender:	SATURN CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Name of Lender:	GALAXY CLO 2003-1, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GALAXY III CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Name of Lender:	GALAXY IV CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Name of Lender:	GALAXY V CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GALAXY VI CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Name of Lender:	GALAXY VII CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Name of Lender:	GALAXY VIII CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GALAXY X CLO, LTD.

by	AIG Global Investment Corp., its Collateral Manager

/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	JACKSON NATIONAL LIFE INSURANCE COMPANY

by	PPM AMERICA, INC., as Attorney-in Fact

/s/ David C. Wagner Name: David C. Wagner
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CIFC FUNDING 2006-IB, LTD.

by	/s/ Steve Vaccaro Name: Steve Vaccaro
Title: Co-Chief Investment Officer

Name of Lender:	CIFC FUNDING 2006-II, LTD.

by	/s/ Steve Vaccaro Name: Steve Vaccaro
Title: Co-Chief Investment Officer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	CIFC FUNDING 2007-I, LTD.

by	/s/ Steve Vaccaro Name: Steve Vaccaro
Title: Co-Chief Investment Officer

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FLAGSHIP CLO IV

by	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), as Collateral Manager

/s/ Eric S. Meyer Name: Eric S. Meyer
Title: Managing Director

by	/s/ James Sivigny Name: James Sivigny
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FLAGSHIP CLO V

by	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), as Collateral Manager

/s/ Eric S. Meyer Name: Eric S. Meyer
Title: Managing Director

by	/s/ James Sivigny Name: James Sivigny
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	FLAGSHIP CLO VI

by	Deutsche Investment Management Americas, Inc., as Collateral Manager

/s/ Eric S. Meyer Name: Eric S. Meyer
Title: Managing Director

by	/s/ James Sivigny Name: James Sivigny
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	DWS FLOATING RATE PLUS FUND

by	Deutsche Investment Management Americas, Inc., Investment Advisor

/s/ Eric S. Meyer Name: Eric S. Meyer
Title: Managing Director

by	/s/ James Sivigny Name: James Sivigny
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	DWS SHORT DURATION PLUS FUND

by	Deutsche Investment Management Americas, Inc., Investment Advisor

/s/ Eric S. Meyer Name: Eric S. Meyer
Title: Managing Director

by	/s/ James Sivigny Name: James Sivigny Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	SANDS POINT FUNDING LTD.

by	/s/ Kaitlin Trinh Name: Kaitlin Trinh
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	COPPER RIVER CLO LTD.

by	/s/ Kaitlin Trinh Name: Kaitlin Trinh
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	GREEN LANE CLO LTD.

by	/s/ Kaitlin Trinh

Name: Kaitlin Trinh
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	KENNECOTT FUNDING LTD.

by	/s/ Kaitlin Trinh

Name: Kaitlin Trinh
Title: Director

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON STRUCTURED ASSET MANAGERMENT EUROPEAN CLO 2007-I B.V.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON LOAN INVESTORS CLO I, LTD.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON LOAN IVNESTORS CLO II, LTD.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON STRUCTURED ASSET MANAGEMENT CLO I LTD.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2006-1 LTD.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-1 LTD.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-3 LTD.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO 1. TO
CREDIT AGREEMENT DATED AS OF AUGUST 8, 2008, OF
QUICKSILVER RESOURCES INC.

Name of Lender:	HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-2 LTD.

by	/s/ David Martino

Name: David Martino
Title: Controller

by	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal